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                       1933 Act Registration No. 33-55024
                            1940 Act File No. 811-985

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933             [ ]

                     Pre-Effective Amendment No. __                [ ]

                     Post-Effective Amendment No. 21               [X]

                                   and/or

                             REGISTRATION STATEMENT
                                    UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              [ ]

                                Amendment No. 38                   [X]

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                       STATE STREET RESEARCH GROWTH TRUST
                    (Exact Name of Registrant as Specified in
                             Master Trust Agreement)

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                                    EXHIBITS

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                               INDEX TO EXHIBITS

(18)(d)    Power of Attorney for Douglas A. Romich